UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2007

                              Analog Devices, Inc.
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               (Exact Name of Registrant as Specified in Charter)

     Massachusetts                     1-7819                      04-2348234
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 (State or Other Juris-             (Commission                 (IRS Employer
diction of Incorporation            File Number)             Identification No.)

    One Technology Way, Norwood, MA                               02062
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(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (781) 329-4700


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

         On November 8, 2007, Analog Devices, Inc. ("Analog") entered into a Purchase and Sale Agreement with certain subsidiaries of ON Semiconductor Corporation ("ON") pursuant to which Analog agreed to sell or license to ON the assets and intellectual property related to Analog's CPU voltage regulation and PC thermal monitoring product line. The product line to be sold consists of core voltage regulator products for the central processing unit (CPU) in computing and gaming applications and temperature sensors and fan-speed controllers for managing the temperature of the CPU. The parties will also enter into a one-year manufacturing supply arrangement. ON will pay total consideration to Analog of approximately $185 million in cash.

         The Purchase and Sale Agreement contains customary representations and warranties, covenants, conditions and post-closing indemnities. Following the closing of the transaction, Analog shall be subject to certain non-competition covenants related to the activities of the product line being sold for a three-year period. Analog has also agreed to provide ON with various transition services following the closing of the transaction.

         The closing of the transaction is subject to the satisfaction of regulatory requirements and other customary closing conditions.

         A copy of the press release issued by Analog on November 8, 2007 concerning the foregoing transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits

         (d)      Exhibits

Exhibit No.          Description
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99.1                 Press Release of the Registrant, dated November 8, 2007

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ANALOG DEVICES, INC.
Date:  November 9, 2007
                                      By: /s/ Margaret K. Seif
                                          --------------------
                                          Margaret K. Seif
                                          Vice President, General Counsel and
                                          Secretary

                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

99.1                    Press Release of the Registrant, dated November 8, 2007.